EXHIBIT 3(ii).1

                        GLOBAL MARINE INC.
          BY-LAW AMENDMENTS EFFECTIVE FEBRUARY 23, 1999


     Sections II-2, II-3, II-5, II-6, II-7, III-3, III-5, V-1, V-2,
V-4, V-5b, V-6, V-7, V-9, V-11, V-12, VI-1, VI-2, VII-4, and VII-7
of the By-laws of Global Marine Inc. are amended in their entirety effective February 23, 1999, to change said sections from the old version to the new version, in each case, as indicated below.


OLD VERSION:

SECTION II-2 DATE, TIME, AND PURPOSE OF ANNUAL MEETING: The annual meeting of stockholders shall be held at such date and time as may be determined by the Board of Directors. In the event that the Board does not set a date and time, such meeting shall be held at 11:00 a.m. on the fourth Wednesday in May of each year if not a legal holiday, and if a legal holiday, then at the same time on the next business day following. At such annual meeting the stockholders shall elect directors and shall transact such other business as may properly be brought before the meeting.

NEW VERSION:

SECTION II-2 DATE, TIME, AND PURPOSE OF ANNUAL MEETING: The annual meeting of stockholders shall be held at such date and time as may be determined by the Board of Directors. At such annual meeting the stockholders shall elect directors and shall transact such other business as may properly be brought before the meeting.




OLD VERSION:

SECTION II-3 WRITTEN NOTICE: Written notice of the annual meeting shall be given to each stockholder entitled to vote thereat at least ten days before the date of the meeting.

NEW VERSION:

Section II-3 [Deleted].




OLD VERSION:

SECTION II-5 SEPCIAL MEETING: Special meetings of the stockholders may only be called at any time by a majority of the directors then in office or the President, or by the holders of at least 25% of the issued and outstanding common stock of the corporation as provided in the Certificate of Incorporation.

NEW VERSION:

SECTION II-5 SPECIAL MEETING: Special meetings of the stockholders may only be called at any time by a majority of the directors then in office or the Chief Executive Officer, or by the holders of at least 25% of the issued and outstanding common stock of the corporation as provided in the Certificate of Incorporation; provided that, in the event that such holders of common stock elect to call a special meeting pursuant to this Section II-5 or the Certificate of Incorporation, the Board of Directors shall determine a place, date and time for such meeting, which time shall not be less than 90 nor more than 100 days after the receipt and determination of the validity of such election, and a record date for the determination of stockholders entitled to vote at such meeting in the manner set forth in Section VI-5 hereof. Following such receipt and determination, it shall be the duty of the Secretary to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section II-6 hereof, that a special meeting will be held at the place, date and time so determined.




OLD VERSION:

SECTION II-6 NOTICE OF SPECIAL MEETING: Written notice of a special meeting of stockholders, stating the time, place and object thereof, shall be given to each stockholder entitled to vote thereat, at least five days before the date fixed for the meeting.

NEW VERSION:

SECTION II-6 WRITTEN NOTICE: Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.




OLD VERSION:

SECTION II-7 BUSINESS TO BE CONDUCTED AND NOMINATIONS: (a) At any special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been set forth in the notice relating to the meeting.

     (b) At any annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the annual meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of the giving of such stockholder's notice provided for in this paragraph
(b), who shall be entitled to vote at such meeting, and who complies with the requirements of this paragraph (b) and as shall otherwise be proper subjects for stockholder action and shall be properly introduced at the meeting. For a proposal to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, the stockholder must have given timely advance notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the corporation not later than the close of business on the 90th day prior to the first anniversary of the beginning of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day prior to the scheduled day of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation, including, without limitation, by press release, by filing with the Securities and Exchange Commission, and/or by any written material sent to stockholders. Any such stockholder's notice to the Secretary of the corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the corporation's stock that are beneficially owned by the stockholder on the date of such notice,
(iv) any financial interest of the stockholder in such proposal, and (v) a representation that the stockholder intends to appear in person or by proxy at the meeting to bring the proposed business before the annual meeting. The presiding officer of the annual meeting shall determine whether the requirements of this paragraph
(b) have been met with respect to any stockholder proposal. If the presiding officer determines that a stockholder proposal was not made in accordance with the terms of this paragraph (b), he shall so declare at the meeting and such proposal shall not be acted upon at the meeting.

     (c) Subject to such rights of the holders of any class or series of preferred stock as may be prescribed in the Certificate of Incorporation or in the resolutions of the Board of Directors providing for the issuance of any such class or series, only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as, and to serve as, directors. Nominations of persons for election to the Board of Directors may be made at a meeting of the stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of the giving of such stockholder's notice provided for in this paragraph (c), who shall be entitled to vote at such meeting in the election of directors, and who complies with the requirements of this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be preceded by timely advance notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the corporation not later than the close of business on the 90th day prior to the first anniversary of the beginning of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day prior to the scheduled day of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation, including, without limitation, by press release, by filing with the Securities and Exchange Commission, and/or by any written material sent to stockholders. Any such stockholder's notice to the Secretary of the corporation shall set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number of shares of each class of capital stock of the corporation beneficially owned by such person and (iv) the written consent of such person to having such person's name placed in nomination at the meeting and to serve as a director if elected, and (y) as to the stockholder giving the notice, (i) the name and address, as they appear on the corporation's books, of such stockholder, (ii) the class and number of shares of the corporation's stock that are beneficially owned by the stockholder on the date of such notice, (iii) any arrangement between the nominee or nominees and the stockholder, (iv) any other facts about the nominee or nominees that would be required in a proxy statement and (v) a representation that the stockholder intends to appear in person or by proxy at the meeting to make the nomination or nominations. The presiding officer of the meeting of stockholders shall determine whether the requirements of this paragraph (c) have been met with respect to any nomination or intended nomination. If the presiding officer determines that any nomination was not made in accordance with the terms of this paragraph (c), he shall so declare at the meeting and such nomination shall be disregarded.

     (d) Notwithstanding the foregoing provisions of this Section II-7, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section II-7.

NEW VERSION:

SECTION II-7 BUSINESS TO BE CONDUCTED AND NOMINATIONS: (a) At any special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been set forth in the notice relating to the meeting.

     (b) At any annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the annual meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of the giving of such stockholder's notice provided for in this paragraph
(b), who shall be entitled to vote at such meeting, and who complies with the requirements of this paragraph (b) and as shall otherwise be proper subjects for stockholder action and shall be properly introduced at the meeting. For a proposal to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, the stockholder must have given timely advance notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the corporation no earlier than the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the beginning of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day prior to the scheduled day of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation, including, without limitation, by press release, by filing with the Securities and Exchange Commission, and/or by any written material sent to stockholders. Any such stockholder's notice to the Secretary of the corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the corporation's stock that are beneficially owned by the stockholder on the date of such notice, (iv) any financial interest of the stockholder in such proposal, and (v) a representation that the stockholder intends to appear in person or by proxy at the meeting to bring the proposed business before the annual meeting. The presiding officer of the annual meeting shall determine whether the requirements of this paragraph (b) have been met with respect to any stockholder proposal. If the presiding officer determines that a stockholder proposal was not made in accordance with the terms of this paragraph (b), he shall so declare at the meeting and such proposal shall not be acted upon at the meeting.

     (c) Subject to such rights of the holders of any class or series of preferred stock as may be prescribed in the Certificate of Incorporation or in the resolutions of the Board of Directors providing for the issuance of any such class or series, only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as, and to serve as, directors. Nominations of persons for election to the Board of Directors may be made at a meeting of the stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of the giving of such stockholder's notice provided for in this paragraph (c), who shall be entitled to vote at such meeting in the election of directors, and who complies with the requirements of this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be preceded by timely advance notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the corporation no earlier than the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the beginning of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day prior to the scheduled day of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation, including, without limitation, by press release, by filing with the Securities and Exchange Commission, and/or by any written material sent to stockholders. Any such stockholder's notice to the Secretary of the corporation shall set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person,
(ii) the principal occupation or employment of such person,
(iii) the number of shares of each class of capital stock of the corporation beneficially owned by such person and (iv) the written consent of such person to having such person's name placed in nomination at the meeting and to serve as a director if elected, and (y) as to the stockholder giving the notice, (i) the name and address, as they appear on the corporation's books, of such stockholder, (ii) the class and number of shares of the corporation's stock that are beneficially owned by the stockholder on the date of such notice, (iii) any arrangement between the nominee or nominees and the stockholder, (iv) any other facts about the nominee or nominees that would be required in a proxy statement and (v) a representation that the stockholder intends to appear in person or by proxy at the meeting to make the nomination or nominations. The presiding officer of the meeting of stockholders shall determine whether the requirements of this paragraph (c) have been met with respect to any nomination or intended nomination. If the presiding officer determines that any nomination was not made in accordance with the terms of this paragraph (c), he shall so declare at the meeting and such nomination shall be disregarded.

     (d) Notwithstanding the foregoing provisions of this Section II-7, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section II-7.




OLD VERSION:

SECTION III-3 FIRST MEETING OF THE NEWLY ELECTED BOARD: The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall have been determined for the next regular meeting by the previous Board of Directors or as shall be determined by the President, which time and place shall be specified in a notice given as hereinafter provided for meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

NEW VERSION:

SECTION III-3 FIRST MEETING OF THE NEWLY ELECTED BOARD: The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall have been determined for the next regular meeting by the previous Board of Directors or as shall be determined by the Chief Executive Officer, which time and place shall be specified in a notice given as hereinafter provided for meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.




OLD VERSION:

SECTION III-5 SPECIAL MEETINGS; TELEPHONIC MEETINGS PERMITTED:
Special meetings of the Board of Directors may be called by the President on reasonable notice to each director, which notice may be written, oral, or by any other mode of notice; special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two directors. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

NEW VERSION:

SECTION III-5 SPECIAL MEETINGS; TELEPHONIC MEETINGS PERMITTED:
Special meetings of the Board of Directors may be called by the Chief Executive Officer on reasonable notice to each director, which notice may be written, oral, or by any other mode of notice; special meetings shall be called by the Chief Executive Officer or Secretary in like manner and on like notice on the written request of two directors. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.




OLD VERSION:

SECTION V-1 ELECTION OF OFFICERS: The officers of the corporation shall be chosen by the Board of Directors, and shall be a Chairman of the Board, a President, a Vice President, a Secretary and a Treasurer. The Board of Directors may also choose additional vice presidents, and one or more assistant secretaries and/or assistant treasurers, and one or more such other officers, with such other titles, as the Board may deem necessary or desirable. Two or more offices may be held by the same person, except that where the offices of president and secretary are held by the same person, such person shall not hold any other office. The Board of Directors shall designate either the Chairman of the Board or the President to be the Chief Executive Officer of the corporation.

NEW VERSION:

SECTION V-1 ELECTION OF OFFICERS: The officers of the corporation shall be chosen by the Board of Directors, and shall be a Chairman of the Board, a Chief Executive Officer, a President, a Vice President, a Secretary, and a Treasurer. The Board of Directors may also choose additional vice presidents, and one or more assistant secretaries and/or assistant treasurers, and one or more such other officers, with such other titles, as the Board may deem necessary or desirable. Two or more offices may be held by the same person.




OLD VERSION:

SECTION V-2 TIME OF ELECTION OF PRINCIPAL OFFICERS: The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chairman of the Board, a President, one or more Vice Presidents, a Secretary and a Treasurer; the Chairman of the Board shall be a member of the Board; none of the other officers need be a member of the Board.

NEW VERSION:

SECTION V-2 TIME OF ELECTION OF PRINCIPAL OFFICERS: The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, and a Treasurer; the Chairman of the Board shall be a member of the Board; none of the other officers need be a member of the Board.




OLD VERSION:

SECTION V-4 SALARIES: The salaries of the Chairman of the Board and the President shall be fixed by the Board of Directors. The salaries of other officers shall be fixed by the Chief Executive
Officer subject to review by the Board of Directors.

NEW VERSION:

SECTION V-4 SALARIES: The salaries of the Chairman of the Board, the Chief Executive Officer, and the President shall be fixed by the Board of Directors. The salaries of other officers shall be fixed by the Chief Executive Officer subject to review by the Board of Directors.




OLD VERSION:

SECTION V-5b CHIEF EXECUTIVE OFFICER: The Board shall designate either the Chairman of the Board or the President to be the Chief Executive Officer of this corporation; the Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect, and shall exercise or perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the By-laws.

NEW VERSION:

SECTION V-6 THE CHIEF EXECUTIVE OFFICER: The Board shall designate a Chief Executive Officer of this corporation. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect; shall assume the duties and responsibilities of the Chairman of the Board in the absence of the Chairman of the Board, or if there shall be no person occupying that office; shall execute bonds, mortgages, and the contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation; and shall exercise or perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by the By-laws.




OLD VERSION:

SECTION V-6 THE PRESIDENT - DUTIES: The President shall have general and active management of the business of the corporation subject to the direction and control of the Board of Directors, and if the President is not the Chief Executive Officer, subject also to the direction and control of the Chief Executive Officer. The President shall assume the duties and responsibilities of the Chairman of the Board in the absence of the Chairman of the Board, or if there shall be no person occupying that office.

NEW VERSION:

SECTION V-7 THE PRESIDENT: The President shall have general and active management of the business of the corporation subject to the direction and control of the Board of Directors, and if the President is not the Chief Executive Officer, subject also to the direction and control of the Chief Executive Officer. The President shall assume the duties and responsibilities of the Chief Executive Officer in the absence of the Chief Executive Officer, or if there shall be no person occupying that office.



OLD VERSION:

SECTION V-7 THE PRESIDENT - EXECUTION OF DOCUMENTS REQUIRING A
SEAL: He shall execute bonds, mortgages, and the contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

NEW VERSION:

[Deleted]




OLD VERSION:

SECTION V-9 THE SECRETARY: The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform other such duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation, and when authorized by the Board of Directors, affix the same to any instrument requiring it.

NEW VERSION:

SECTION V-9 THE SECRETARY: The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform other such duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision he shall be. He shall keep in safe custody the seal of the corporation, and when authorized by the Board of Directors, affix the same to any instrument requiring it.




OLD VERSION:

SECTION V-11 THE TREASURER - RESPONSIBILITY FOR FUNDS: The Treasurer shall have custody of and be responsible for all the monies and funds of the company. He shall deposit or cause to be deposited all company monies, funds and other valuables in the name and to the credit of the company in such banks or other financial institutions as in his judgment is proper or as shall be directed by the Board, Chairman of the Board or the President, and shall disburse the funds of the company which have been duly approved for disbursement. He shall enter regularly in the books of the company to be kept by him for the purpose of full and accurate accounts of all monies received and paid out by him on account of the company.

NEW VERSION:

SECTION V-11 THE TREASURER - RESPONSIBILITY FOR FUNDS: The Treasurer shall have custody of and be responsible for all the monies and funds of the company. He shall deposit or cause to be deposited all company monies, funds and other valuables in the name and to the credit of the company in such banks or other financial institutions as in his judgment is proper or as shall be directed by the Board, Chairman of the Board or the Chief Executive Officer, and shall disburse the funds of the company which have been duly approved for disbursement. He shall enter regularly in the books of the company to be kept by him for the purpose of full and accurate accounts of all monies received and paid out by him on account of the company.




OLD VERSION:

SECTION V-12 THE TREASURER - OTHER DUTIES: The Treasurer shall have such other powers and perform such other duties as may from time to time be prescribed by the Board, the Chairman of the Board, the President or the By-laws, and he shall in general, subject to control of the Board, the Chairman of the Board and the President, perform all the duties usually incident to the office of treasurer of a corporation.

NEW VERSION:

SECTION V-12 THE TREASURER - OTHER DUTIES: The Treasurer shall have such other powers and perform such other duties as may from time to time be prescribed by the Board, the Chairman of the Board, the Chief Executive Officer or the By-laws, and he shall in general, subject to control of the Board, the Chairman of the Board and the Chief Executive Officer, perform all the duties usually incident to the office of treasurer of a corporation.




OLD VERSION:

SECTION VI-1 RIGHT OF STOCKHOLDER TO CERTIFICATE: Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation.

NEW VERSION:

SECTION VI-1 RIGHT OF STOCKHOLDER TO CERTIFICATE: Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman of the Board, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation.




OLD VERSION:

SECTION VI-2 FACSIMILE SIGNATURE:  Where a certificate is signed
(1) by a transfer agent other than the corporation or its employee or (2) by a registrar other than the corporation or its employee, the signature of any such President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be by facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.

NEW VERSION:

SECTION VI-2 FACSIMILE SIGNATURE:  Where a certificate is signed
(1) by a transfer agent other than the corporation or its employee or (2) by a registrar other than the corporation or its employee, the signature of the corporation's Chairman of the Board, President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be by facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.




OLD VERSION:

SECTION VII-4 EXECUTION OF DOCUMENTS: Unless otherwise authorized or prescribed by the Board of Directors, all contracts, leases, deeds, deeds of trust, mortgages, bonds, indentures, endorsements, assignments, powers of attorney to transfer stock or for other purposes, and other documents and instruments of whatever kind shall be executed for and on behalf of the corporation by the President, a Vice President, or the Treasurer, or by any such officer and the Secretary or an Assistant Secretary, who shall have authority to affix the corporate seal to the same.

The Board of Directors also may authorize any other officer or officers, or agent or agents, to execute any contract, document or instrument of whatever kind for and on behalf of the corporation and such authority may be general or be confined to specific instances.

NEW VERSION:

SECTION VII-4 EXECUTION OF DOCUMENTS: Unless otherwise authorized or prescribed by the Board of Directors, all contracts, leases, deeds, deeds of trust, mortgages, bonds, indentures, endorsements, assignments, powers of attorney to transfer stock or for other purposes, and other documents and instruments of whatever kind shall be executed for and on behalf of the corporation by the Chief Executive Officer, the President, a Vice President, or the Treasurer, or by any such officer and the Secretary or an Assistant Secretary, who shall have authority to affix the corporate seal to the same.

The Board of Directors also may authorize any other officer or officers, or agent or agents, to execute any contract, document or instrument of whatever kind for and on behalf of the corporation and such authority may be general or be confined to specific instances.




OLD VERSION:

SECTION VII-7 REPRESENTATION OF SHARES OF OTHER CORPORATIONS:
Shares standing in the name of the corporation may be voted or represented and all rights incident thereto may be exercised on behalf of the corporation by the President, a Vice President, the Secretary or the Treasurer, or by such other officers as to whom the Board of Directors may from time to time confer like powers.

NEW VERSION:

SECTION VII-7 REPRESENTATION OF SHARES OF OTHER CORPORATIONS:
Shares standing in the name of the corporation may be voted or represented and all rights incident thereto may be exercised on behalf of the corporation by the Chief Executive Officer, the President, a Vice President, the Secretary or the Treasurer, or by such other officers as to whom the Board of Directors may from time to time confer like powers.